Form of Notice of Withdrawal of Tender

     (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                Regarding Limited Liability Company Interests in

                   BACAP ALTERNATIVE MULTI- STRATEGY FUND, LLC

                   Tendered Pursuant to the Offer to Purchase
                              Dated March 23, 2005

--------------------------------------------------------------------------------

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
              RECEIVED BY THE FUND BY 12:00 MIDNIGHT, EASTERN TIME, ON APRIL 22,
                2005, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                         Forum Shareholder Services, LLC
                                   P.O. Box 446
                              Portland, ME  04112-9925
                               Fax: (207) 879-6206

                           For additional information:
                              Phone: (207 879-6093

Ladies and Gentlemen:

                  The undersigned wishes to withdraw the tender of its limited liability company interest in BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

                    [ ]    Entire limited liability company interest.

                    [ ]    Portion  of  limited   liability   company   interest
                           expressed as a specific dollar value.
                           $-----------

                    [ ] Portion of limited liability company interest in excess of the Required Minimum Balance.

                  The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

-------------------------------------------------------------------------------------------------

FOR INDIVIDUAL INVESTORS                                     FOR OTHER INVESTORS:
AND JOINT TENANTS:

------------------------------------                         ------------------------------------
Signature                                                    Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON INVESTOR CERTIFICATION)


------------------------------------                         ------------------------------------
Print Name of Investor                                       Signature
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              ON INVESTOR CERTIFICATION)


------------------------------------                         ------------------------------------
Joint Tenant Signature if necessary                          Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON INVESTOR CERTIFICATION)

-------------------------------------------------------------------------------------------------



                                         2




-------------------------------------------------------------------------------------------------

------------------------------------                         ------------------------------------
Print Name of Joint Tenant                                   Co-signatory if necessary
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              ON INVESTOR CERTIFICATION)


                                                             ------------------------------------
                                                             Print Name and Title of Co-signatory
-------------------------------------------------------------------------------------------------

Date:_____________





                                         3